UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

On May 2, 2005, SRA International, Inc. announced its financial results for the third quarter ended March 31, 2005, as well as its earnings guidance for the fourth quarter of fiscal year 2005 and full fiscal year 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K are reconciliations of non-GAAP financial measures expected to be discussed during the Company’s earnings call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished under Items 2.02 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 8. OTHER EVENTS

ITEM 8.01. Other Events.

On May 2, 2005, SRA International, Inc. announced that its Board of Directors today declared a two-for-one stock split in the form of a 100 percent stock dividend on the Company’s common stock. The dividend is payable on May 27, 2005 to shareholders of record on May 13, 2005.

The Company announced this two-for-one stock split in a press release dated May 2, 2005, the full text of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated May 2, 2005, announcing the financial results for the third quarter ended March 31, 2005.

99.2	Press Release dated May 2, 2005, announcing a two-for-one stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: May 2, 2005	/s/ STEPHEN C. HUGHES
Stephen C. Hughes
Senior Vice President of Finance and Administration and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 2, 2005, announcing the financial results for the third quarter ended March 31, 2005.

99.2	Press Release dated May 2, 2005, announcing a two-for-one stock split.